Exhibit 10.11

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to Third Amended and Restated Loan and Security Agreement (“Amendment”), dated March 3, 2004 (the “Effective Date”), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (individually, a “Lender” and collectively, the “Lenders”) and Bank of America, National Association, a national banking association, in its capacity as administrative agent (in such capacity, the “Agent”).

Recitals

A. The Borrower, the Lenders, and the Agent are party to that certain Third Amended and Restated Loan and Security Agreement, dated as of March 21, 2002 (as amended, and as such agreement may be further amended, restated, or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein. Terms defined in the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement.

B. The Borrower, the Agent, and the Lenders desire to modify the Loan Agreement in certain respects, in accordance with the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

AMENDMENT TO LOAN AGREEMENT

Amendment to Section 2.2 of the Loan Agreement. Effective as of the Effective Date, the second sentence of Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

The aggregate undrawn face amount of outstanding Letters of Credit (a) shall not at any time exceed Forty Million Dollars ($40,000,000) and (b) shall serve to reduce the amount otherwise available for Revolving Loans.

Amendment to Section 8.4 of the Loan Agreement. Effective as of the Effective Date, clause (e) of Section 8.4 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

(e) loans by the Borrower to Subsidiaries that are wholly owned by the Borrower, in an aggregate amount outstanding at any time not exceeding Fifteen Million Dollars ($15,000,000.00), provided that such loans are for the purpose of providing working capital to any such Subsidiary for its use in the ordinary course of business.

MISCELLANEOUS

Conditions to Effectiveness. This Amendment, including the amendments and other terms set forth herein, shall become effective as of the Effective Date upon the satisfaction of each the following conditions precedent, all of which must be satisfied and acceptable in form and substance to the Agent and each of the Lenders in each of their sole discretion.

Execution and Delivery. This Amendment shall have been executed and delivered by each of the Borrower and the Lenders, and shall have been acknowledged by the Agent.

Consent and Agreement of Guarantors. Each of Amcraft Building Products Co., Inc., Mule-Hide Manufacturing Co., Inc., Mule-Hide Products Co., Inc., Seven KH Aviation, LLC, Vande Hey Roof Tile Installation, Inc., and Vande Hey Raleigh Roof Tile Manufacturing, Inc. shall have executed the Consent and Agreement of Guarantors which is attached to and made a part of this Amendment.

Consent and Agreement by Validity Guarantors. Each of Kendra A. Story and Kenneth A. Hendricks shall have executed the Consent and Agreement by Validity Guarantors which is attached to and made a part of this Amendment.

Other. The Borrower shall have executed and delivered all other agreements, documents, certifications, or opinions as the Agent may reasonably request in connection with implementation of this Amendment.

Representations, Warranties, and Covenants of the Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect hereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default, (b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower’s certificate of incorporation or bylaws or any indenture, agreement, or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound.

Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power, or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements or (b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

Fees, Costs, and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date upon execution by the Borrower, the Agent, and the Lenders (subject, however, to the prior satisfaction of all other conditions for effectiveness as specified by Section 2.1).

No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWER:

ATTEST:	AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC.

By:	By:
Name:	Name:
Title:	Title:

AGENT:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Donald A. Mastro
Vice President

LENDERS:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Donald A. Mastro
Vice President

BANK ONE, NA (successor by merger to American National Bank and Trust Company of Chicago

By:
Name:
Title:

LASALLE BUSINESS CREDIT, LLC (successor by merger to LaSalle Business Credit, Inc.

By:
Name:
Title:

HARRIS TRUST AND SAVINGS BANK

By:
Name:
Title:

FLEET CAPITAL CORPORATION

By:
Name:
Title:

WASHINGTON MUTUAL BANK

By:
Name:
Title:

U. S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

FOOTHILL CAPITAL CORPORATION

By:
Name:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:
Title:

CONSENT AND AGREEMENT BY GUARANTORS

Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Financing Agreements to which it is a party. All references in each such Financing Agreement to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.

AMCRAFT BUILDING PRODUCTS CO., INC.

By:
Name:
Title:

MULE-HIDE MANUFACTURING CO., INC.

By:
Name:
Title:

MULE-HIDE PRODUCTS CO., INC.

By:
Name:
Title:

SEVEN KH AVIATION, LLC

By:
Name:
Title:

VANDE HEY ROOF TILE INSTALLATION, INC.

By:
Name:
Title:

VANDE HEY RALEIGH ROOF TILE MANUFACTURING, INC.

By:
Name:
Title:

CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Validity Certification, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Validity Certification, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.

Kenneth A. Hendricks

Kendra A. Story